UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2022
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
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DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 1.01.	Entry into a Material Definitive Agreement.
Merger Agreement
On February 15, 2022, Masimo Corporation (“Masimo” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Sonic Boom Acquisition Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), Viper Holdings Corporation (“Viper”), and, solely in its capacity as the Seller Representative, Viper Holdings, LLC (Sound United Series).
Pursuant to the Merger Agreement, Merger Sub will merge with and into Viper, the separate corporate existence of Merger Sub will cease and Viper will continue as a wholly-owned subsidiary of the Company (the “Merger”). The purchase price for the Merger will be $1.025 billion, subject to adjustment based on Viper’s net working capital, transaction expenses, cash and debt as of the closing of the Merger (the “Closing”), payable by Masimo in cash. Of the purchase price, $30 million will be deposited by the Company into escrow to cover purchase price adjustments, if any, under the Merger Agreement.
The boards of directors of the Company and Viper have unanimously approved the Merger and the Merger Agreement. The Closing is subject to certain customary closing conditions, including, without limitation: (i) the absence of any court or regulatory order or proceeding prohibiting the Closing; (ii) the accuracy of each party’s representations and warranties (subject to varying standards of materiality); (iii) material compliance with each party’s covenants and agreements; (iv) the absence of a material adverse effect on Viper since the execution date of the Merger Agreement; and (v) the receipt of certain regulatory approvals. The Merger Agreement may be terminated by the Company or Viper under certain circumstances, including if the Closing does not occur by August 14, 2022, subject to certain conditions.
Subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement, the Merger is expected to close in the middle of 2022; except that, in the event the Closing is to occur during the last month of any fiscal quarter of Masimo, Masimo may extend the date of the Closing to the first business day of the following month.
The Merger Agreement contains customary representations, warranties and covenants of Masimo and Viper, including, among others, an agreement by Viper to conduct its business in the ordinary course during the period through Closing. The Company has agreed to obtain a representations and warranties insurance policy with respect to the Merger pursuant to which the Company may seek coverage for certain breaches of representations and, warranties of Viper under the Merger Agreement, subject to certain limitations and exclusions, the cost of which policy will be borne equally between the Company and Viper.
During the term of the Merger Agreement, Viper has agreed to customary restrictions on its ability to solicit alternative acquisition proposals from third parties or engage in discussions or negotiations with third parties regarding acquisition proposals, subject to customary exceptions.
Financing of the Merger
In connection with the financing of the Merger, the Company has obtained a commitment (the “Debt Commitment”) from Citigroup Global Markets Inc. (the “Lender”), pursuant to a commitment letter, dated as of February 15, 2022, to make available to the Company debt financing of up to $800 million (the “Debt Financing”). The Lender’s requirement to fund the Debt Commitment is subject to customary conditions, including the Closing of the Merger in accordance with the terms and conditions set forth in the Merger Agreement.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.
The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Merger Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Masimo or its business, or Viper or its business, and should be read in conjunction with the disclosures of Masimo’s periodic reports and other filings with the Securities and Exchange Commission (the “SEC”).

Forward Looking Statements
This Current Report on Form 8-K includes forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about future events affecting the Company, including expectations regarding the timing and completion of the proposed Merger and the Lender’s funding of the Debt Financing. These forward-looking statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control and could cause its actual results to differ materially and adversely from those expressed in the Company’s forward-looking statements as a result of various risk factors, including, for example: the risk that various closing conditions for the transaction may not be satisfied or waived, including the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or impose conditions or other requirements on the Company, Viper or the transaction in connection with any such approval; or the risk that the Debt Financing may not be obtained on the contemplated terms, or at all, or may be delayed. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance or achievements.
Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it does not know whether its expectations will prove correct. The information contained in the Company’s filings with the SEC, including under the caption “Risk Factors” in the Company’s periodic reports or incorporated therein, identifies other important factors that could result in differences from the Company’s forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated February 15, 2022, by and among Masimo Corporation, Sonic Boom Acquisition Corp., Viper Holdings Corporation, and, solely in its capacity as the Seller Representative, Viper Holdings, LLC (Sound United Series).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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*    Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Masimo Corporation agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Masimo Corporation may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedule so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: February 15, 2022	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)